Roth Capital Partners 22nd Annual OC Growth Stock Conference March 16, 2010 EXHIBIT 99.1

Legal Disclaimer

This presentation may contain statements about future events, outlook, plans, and expectations of Heckmann Corporation (“Heckmann”)
all of which are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-
looking statements include, but are not limited to, statements related to the status of the business, benefits of various current and prospective transactions and business alliances, expansion plans and opportunities, and attempts to enter new and existing markets for the products and services of Heckmann.

These forward-looking statements are based on information available to Heckmann as of the date of this filing and current expectations, forecasts and assumptions and involve a number of risks and uncertainties.  Accordingly, forward-looking statements should not be relied upon as representing Heckmann’s views as of any subsequent date and Heckmann does not undertake any obligation to update forward-
looking statements to reflect events or circumstances after the date they were made.  Any statement in this presentation that is not a historical fact may be deemed to be a forward-looking statement. These forward-looking statements rely on a number of assumptions concerning future events that are believed to be reasonable, but are subject to a number of risks, uncertainties and other factors, many of which are outside Heckmann’s control, and which could cause the actual results, performance or achievements of Heckmann to be materially different. While we believe that the assumptions concerning future events are reasonable, we caution that there are inherent difficulties in predicting certain important factors that could impact  the future performance or results of our businesses.

Information concerning risks, uncertainties, and additional factors that could cause results to differ materially from those projected in the forward-looking statements is contained in our Annual, Quarterly, and Periodic Current Reports filed with the Securities and Exchange
Commission.

Stockholders will also be able to obtain a copy of the presentation, without charge, by accessing our internet website
(http://www.heckmanncorp.com)  or by directing a request to: Heckmann Corporation, 75080 Frank Sinatra Drive, Palm Desert,
California 92211.  The presentation can also be obtained, without charge, at the U.S. Securities and Exchange Commission's internet site
(http://www.sec.gov).

What is HEK?
(Heckmann Corporation)
We are in the water business
We own 100% of China Water
One of the largest suppliers of water to Coca Cola in China
405 million bottles produced and sold in 2009
We own 7% of Underground Solutions Inc.
A supplier of PVC pipe with patented technologies
We own 100% of Heckmann Water Resources
A water pipeline and disposal company based in Tyler, Texas
We own 50% of Energy Transfer Water Solutions JV, LLC.
A joint venture between Heckmann Corporation and Energy Transfer Partners, L.P.

China Water
We exited the “SPAC” category with the purchase of China Water in
November 2008
Initially a troubled deal with insiders involved in serious
accounting irregularities, so as part of the acquisition we held back the stock of the China Water insiders
Recovered 17 million shares and are in litigation to recover another
8.7 million shares
In 2009, China Water was written down to $26 million dollars
It is now profitable and a cash generator

China Water
First-rate 5-stage filtration and purification process
Plants are independently audited for
Quality control
Compliance in procedures
Standards
Hygiene
Changchun
Nanning
Shangdong
Guangzhou & Grand Canyon
JV (China Bottles)
Fully integrated and automated production process
All facilities meet government hygiene standards
Meets Coca-Cola’s high standards
Facilities highlights
Harbin
Changsha
Xian

Total realistic capacity taking
into consideration seasonal and
other factors
• 1.1 Billion Bottles Annually
• 405 Million sold in 2009

China Water
Products & Customers
Two main production lines
Bottled water (350 mL – 1,500 mL)
Carboy size water (18.9L)
Revenue by brand
Expansion opportunities include:
Super oxygenated water
Vitamin-enriched water
Mineral water; fruit-flavored water drinks
OEM
Coca-Cola
®
in China (2008 Olympics Supplier)
Uni-President
®
(Taiwan)
JianLiBao
®
(China)
Great Nature (China)
Private Label
Provides total solution, including bottle design,
production, packaging and delivery
Supplies to Sands Macau Casino
Revenue by product line

Heckmann Water Resources
We constructed and are operating a 50-mile pipeline in the Haynesville
Shale in Northeast Texas and Louisiana
Pipeline can take up to 100,000 barrels per day of water (4,200,000 gallons)
We take the water to our disposal wells (8 now with more permitted)
46% of pipeline now under contract
At current rates, and at capacity, the EBITDA run rate can exceed $20 million dollars annually
Pipeline cost was approximately $28,000,000 or $560,000/mile
Plus approximately $22,000,000 for disposal field & wells

Heckmann SWD Pipeline 8

Heckmann Water Resources
Customers & Partners
EXCO Resources, Inc
El Paso Corporation
EnCana
BP America
XTO Energy
JW Operating
Coronado Energy E&P Company, LLC.
Maximus Operating, Ltd.
KCS Resources, Inc
Classic Operating Co, LLC.
Select Energy Services, LLC.

10

The Haynesville Market
3.5 million acres in Louisiana and Texas leased for exploration
Field just developing on a large scale
Roughly 450 shale wells drilled to date
Over 900 new well permits filed in the last 6 months
Compare to 13,000 shale wells in Barnett
Haynesville has greater estimated gas reserves than the Barnett
Lots of water to be produced

The Haynesville Shale Water
Disposal Opportunities
In Haynesville and Barnett Shales there are over 50,000 depleted wells
Many can be converted to disposal wells
Laws allow produced water to be injected into the ground through the deep wells
Thousands of 130 barrel capacity trucks transport the water from the producing wells to the disposal wells each day
All in costs run on average from $1.25/barrel to $1.75/barrel depending on distance trucked and diesel costs
HEK pipeline disposal prices average $.85/barrel to $1.25/barrel depending on distance
HEK pipeline will replace over 750 water truck trips per day

The Marcellus Shale Water
Disposal Opportunities
Water laws very stringent
We believe there are less than 50 deep injection disposal wells available
It will be difficult to develop additional injection wells for disposal according to the D.O.E.
Mountainous roadways throughout the region make transporting billions of gallons of water over long distances difficult at best and in many cases just not viable
Spans 15 million acres, 5x the Haynesville / 10x the Barnett
Located largely in rural areas but close to US population centers
4 to 10 times the amount of shale gas when compared to the
Haynesville

Shale Gas Plays – Lower 48 Source: Energy Information Administration based on data from various published studies Updated: May 28, 2009 14

The JV Solution
(ETP & HEK)
Encompasses all water generated from oil and gas activities, and coal and mining waters (Marcellus, Barnett, Haynesville, Eagle Ford etc.)
Provides access to multiple supply and disposal options
The demand will be at least 285 million barrels per year for frac
Demand for disposal will be 120 million barrels a year and growing with expansion
Provide water pipeline like the HEK Haynesville Pipeline reducing hundreds of thousands of truck trips
Provide reuse/recycled water for fracturing through a state-of-the-art treatment facility

The JV Solution
(ETP & HEK)
ETP/HEK joint venture is proposing to fund and build water
infrastructure to gather, process and distribute waters to and from oil and gas well operations and coal and mining operations
The infrastructure is made up of the following components:
Central Purification (CPP)
Pipeline Infrastructure, one for gathering, one for distribution
Water Transfer Terminals (in-field drop off and storage for produced, flow back, fresh, and recycled water)
Waters that JV will accept from the customer
Frac Waters
Produced Waters
Drilling and Mining Waters
Waters that JV will provide to the customer
Fresh/CBM Water – Filtered
Recycled Water – Non Damaging, Filtered
Fresh and Recycled Water for Fracturing

Heckmann Corporation and Subsidiaries
Consolidated Balance Sheet
(In Thousands)
December 31,
2009
ASSETS (unaudited)
Current Assets:
Cash and cash equivalents $ 136,050
Certificates of deposit 10,513
Marketable securities 16,020
Accounts receivable, net 5,873
Inventories, net 2,896
Other receivables 3,596
Other current assets 1,143
Total current assets 176,091
Property, plant and equipment, net 53,520
Marketable securities 86,638
Investment in unconsolidated equity investee 4,047
Investment in UGSI 7,182
Intangible assets, net 23,507
Goodwill 13,598
Other 406
TOTAL ASSETS $ 364,989
LIABILITIES AND EQUITY
Current Liabilities:
Accounts payable $ 19,501
Deferred revenue 3,003
Accrued expenses 13,443
Other current liabilities 3,048
Total current liabilities 38,995
Acquisition consideration payable 1,910
Other long term liabilities 3,054
EQUITY
Common stock 124
Additional paid-in capital 746,077
Purchased warrants (4,810)
Treasury stock (14,000)
Accumulated deficit (409,166)
Accumulated other comprehensive income 643
Total equity of the Company 318,868
Non-controlling interest 2,162
TOTAL EQUITY
321,030
TOTAL LIABILITIES AND EQUITY
$ 364,989

We know that water issues are key to the development of
energy
We know that shale gas development depends on the
issues around water being solved
We know who the big oil and gas companies are
And
We know who the big pipeline companies are
Who’s the Big Water Company?

Contact Us Company Contacts: Dick Heckmann / Don Ezzell Tel: +1 760 341-3606 Investor Relations Contact: Kristen McNally The Piacente Group, Inc. Tel. +1 212 481 2050 heckmann@tpg-ir.com NYSE: HEK 19